UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2007
SANTARUS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10590 West Ocean Air Drive, Suite 200, San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 314-5700

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Bonuses Payable to Executive Officers for Fiscal 2006. On February 15, 2007, the independent members of the Board of Directors of Santarus, Inc. (the “Company”), approved cash bonus payments for the 2006 fiscal year to be paid to the Company’s executive officers pursuant to the Santarus, Inc. 2006 Bonus Plan (the “2006 Bonus Plan”). Bonus payments were based on an evaluation, by both the Compensation Committee of the Board of Directors and the independent members of the Board of Directors, of the Company’s achievement of the corporate performance goals for 2006, which goals were previously established by the Board of Directors in February 2006. These performance goals included the achievement of performance targets with respect to the Company’s product sales and financial results, regulatory filings and stock performance.
     Under the terms of the 2006 Bonus Plan, the executive officers are entitled to receive a bonus ranging from zero to 150% of their target bonus based entirely on the Company’s achievement of its corporate performance goals for 2006. The target bonus for Gerald T. Proehl, the Company’s President and Chief Executive Officer, is equal to 50% of his base salary and the target bonus for the other executive officers is equal to 35% of their respective base salaries. For the fiscal year ended December 31, 2006, the bonuses to be paid to the executive officers represent 102% of their respective target bonuses.
     The total bonuses to be paid to each executive officer pursuant to the 2006 Bonus Plan are as follows:

Name	Title	Amount of Bonus

Gerald T. Proehl	President and Chief Executive Officer	$222,870

Debra P. Crawford	Senior Vice President, Chief Financial Officer, Treasurer and Secretary	$100,105

Julie A. DeMeules	Senior Vice President, Human Resources	$77,112

William C. Denby, III	Senior Vice President, Commercial Operations	$98,013

Warren E. Hall	Senior Vice President, Manufacturing and Product Development	$92,267

Michael D. Step	Senior Vice President, Corporate Development	$83,849

E. David Ballard, II., M.D.	Vice President, Clinical Research and Medical Affairs	$95,145

Carey J. Fox, J.D.	Vice President, General Counsel	$83,895

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.
Date: February 20, 2007	By:	/s/ Debra P. Crawford
Name: Debra P. Crawford
Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary